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                                                                   EXHIBIT 10.24

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

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1. AMENDMENT  2.  CONTRACT     3.  EFFECTIVE DATE OF AMENDMENT:   4.  PROGRAM:
     NO.:            NO.:
      09         YH04-0001-06           October 1, 2004              DHCM-ACUTE
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5.  CONTRACTOR/PROVIDER NAME AND ADDRESS:

                    Phoenix Health Plan/Community Connection
                              7878 N. 16th Street
                             Phoenix, Arizona 85020
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6.  PURPOSE:
              To revise language in the contract.
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7.  The above referenced contract is hereby amended as follows:

        A CHANGES IN REQUIREMENTS: In accordance with Section E, Paragraph 30, "Changes", various changes in contract requirements are indicated in this contract amendment as follows:

        B Section D, Paragraph 53, Compensation; remove references to CYE '04 as follows:

                "The following risk factors will be included

                "Reconciliation of PPC Costs to Reimbursement:  AHCCCSA..."

                "Risk Sharing for Title XIX Waiver Members:  AHCCCSA..."

        C Section D, Paragraph 57, Reinsurance; remove reference to CYE '04 as follows:

                The following table represents deductible and coinsurance levels

        D Section D, Paragraph 30, Primary Care Provider Standards: The following language: "Beginning in CYE '05, AHCCCSA may develop a methodology to reimburse providers, such as clinics for the homeless and school based clinics, who provide primary care services to acute care members enrolled with the Contractor, but who are unable to fulfill the requirements to obtain a contract as a PCP. The Contractors will be responsible for payment of these services to either the clinics directly or to AHCCCSA."

                Is changed to: "Beginning in CYE '05, Contractors will work with AHCCCSA to develop a methodology to reimburse clinics for the homeless and school based clinics. AHCCCSA and Contractors will identify coordination of care processes and reimbursement mechanisms to be implemented by March 1, 2005. The Contractor will be responsible for payment of these services directly to the clinics."

        E Section D, Paragraph 39, Specialty Contracts: The following sentence in the second to last paragraph of this section is deleted:

                ".... AHCCCSA reserves the right to make direct payments to specialty contractors on behalf of the Contractor. ...."

        F       Section D, Paragraph 73, Business Continuity and Recovery Plan:
                Delete the following sentence:

                "This plan is currently under review and will be placed in the Bidder's Library upon completion."
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        G       Attachment A, Minimum Subcontract Provisions, Paragraph 3)
                Certification of Compliance - Anti-Kickback and Laboratory Testing, change "Health Care Financing Administration" to "Centers for Medicare and Medicaid Services"

        H Attachment A, Minimum Subcontract Provisions: Change title of the Paragraph 14) to "General Indemnification"

        I Attachment A, Minimum Subcontract Provisions: Add paragraph 26) Offshore Performance of Work Prohibited:
                26)     OFF SHORE PERFORMANCE OF WORK PROHIBITED
                Due to security and identity protection concerns, all services under this contract shall be performed within the borders of the United States. All storage and processing of information shall be performed within the borders of the United States. This provision applies to work performed by subcontractors at all tiers.

        J Attachment H (1), Enrollee Grievance System, Paragraph 28, 2) Delete the following language
                      ".... the denial represents..."
                Insert the following language
                      ".... that the requested service/treatment is ...."

                Attachment H (1), Enrollee Grievance System, Paragraph 32, 2) a)

                Insert the following language after "...enrollee's right to request a State fair hearing..."

                "...hearing (including the requirement that the enrollee must file the request for a hearing in writing) no later than....."

        K Attachment L, Cost Sharing Copayments: Change all non-emergent use of ER copayments from $5 to $1.

        L By signing this contract amendment, the Contractor is agreeing to the terms of the contract as amended.

NOTE: Please sign, date and return
both originals to:                    Gary L. Callahan,
                                      Contract Management Supervisor
                                      AHCCCS Contracts and Purchasing
                                      701 E. Jefferson, MD 5700
                                      Phoenix, AZ 85034

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8.   EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
     CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

     IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.
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9.  NAME OF CONTRACTOR:      10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
       PHOENIX HEALTH PLAN
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SIGNATURE OF AUTHORIZED INDIVIDUAL:    SIGNATURE:
        /s/ NANCY NOVICK                          /s/ MICHAEL VEIT
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TYPED NAME:                            TYPED NAME:
           NANCY NOVICK                              MICHAEL VEIT
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TITLE:                                 TITLE:
       CHIEF EXECUTIVE OFFICER            CONTRACTS AND PURCHASING ADMINISTRATOR
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DATE:                                  DATE:
         November 4, 2004                           November 2, 2004
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